UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2004

VASO ACTIVE PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31925	02-0670926
(State or other jurisdiction of incorporation No.)	(Commission File No.)	(IRS Employer Identification No.)

99 Rosewood Drive, Suite 260, Danvers, Massachusetts 01923

(Address of principal executive offices including zip code)

(978) 750-1991

(Registrant’s telephone number, including area code)

TABLE OF CONTENTS

ITEM 5.	OTHER EVENTS

ITEM 7.	EXHIBITS

SIGNATURE

EXHIBIT 99.1 — PRESS RELEASE

ITEM 5.  OTHER EVENTS

Kevin J. Seifert resigned as the Chief Operating Officer and a director of Vaso Active Pharmaceuticals, Inc. effective June 18, 2004.  Filed herewith, as Exhibit 99.1, is the company’s press release, dated June 21, 2004, announcing Mr. Seifert’s resignation.

ITEM 7.  EXHIBITS

(c) Exhibits.

Exhibit 99.1 - Press Release dated June 21, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Vaso Active Pharmaceuticals, Inc.

	By:	/s/ John J. Masiz
Name: John J. Masiz
Title: President, CEO

Date: June 21, 2004